JAPAN OTC EQUITY FUND, INC.

                                                         October 25, 2000

To Our Shareholders:

     We present the Semi-Annual Report of the Japan OTC Equity Fund, Inc. (the "Fund") for the six months ended August 31, 2000. The Net Asset Value per Share ("NAV") of the Fund decreased by 22.6% during the six months, reflecting the over-all decrease in the Japanese OTC market. The closing market price of the Fund on August 31, 2000, on the New York Stock Exchange was $9.4375 representing a discount of 25.6% to the NAV of $12.68. The net assets of the Fund amounted to $200,865,213 on August 31, 2000.

     The TOPIX, consisting of all companies listed on the Tokyo Stock Exchange (the "TSE"), decreased by 9.4% and the Nikkei Average Index (a price-weighted index of 225 leading stocks on the TSE) decreased by 13.0%, in United States dollar terms, during the six months ended August 31, 2000. The Nikkei OTC Average Index (the "OTC Index"), a price-weighted index of the quotations of the OTC registered stocks, and the Index of the Japan Securities Dealers Association Quotation System (the "JASDAQ Index"), a capitalization-weighted index of all OTC stocks, decreased by 33.7% and 31.9%, respectively, in U.S. dollar terms, during the same period. The Japanese yen (the "Yen") appreciated by 3.0% against the U.S. dollar during the six months and played a positive role in the dollar-based performance of the various indices.

     The Fund outperformed both the OTC Index and the JASDAQ Index by 11.1 percentage points and 9.3 percentage points, respectively, during the six months ended August 31, 2000.

     For the quarter ended August 31, 2000, the NAV of the Fund decreased by 0.5%. During the same period, the TOPIX, the Nikkei Average Index, and the OTC Index increased by 0.2%, 4.3%, and 0.0%, respectively, in U.S. dollar terms. The JASDAQ Index decreased by 2.1 % in U.S. dollar terms. The Yen appreciated by 1.0%, during the period. The Fund underperformed the OTC Index by 0.5% percentage points and outperformed the JASDAQ Index by 1.6 percentage points. Positive effects from the overweight positions and appropriate stock selection in the Electronics and Machinery sectors were offset by poor performance of the holdings in the consumption sector.


The Portfolio

     The Fund increased its equity exposure from 98.5% at May 31, 2000 to 99.0% at August 31, 2000. The Fund was diversified into 106 issues, of which 82 issues were OTC stocks, comprising 81.3% of the total portfolio on August 31, 2000.

     Some of the Fund's major purchases and sales during the last six months were as follows:

     Major Purchases: Seikoh Giken Co., Ltd. is engaged in manufacturing and sales of optical data communications components and molds for optical disks. The company's strength lies in its precision polishing technology. Seikoh Giken Co., Ltd. plans to almost triple production capacity for optical data communications components within two years, using the capital financed by an initial public offering ("IPO"). The company is in a good position to benefit from rapid expansion of the DWDM (Dense Wavelength Division Multiplexing) market. Origin Toshu Co., Ltd. is a chain operator of outlets specializing in selling lunch box meals and delicatessen food for take out. The HMR (Home Meal Replacement) market has been growing by 9% on an annualized basis for the past 10 years, supported by changes in Japanese life style. The company plans to accelerate outlet openings, since it has already established an operational format. The Fund's investment advisor expects the company to enter the stage where it can enjoy economies of scale merit by increasing its number of outlets.

     Major Sales: Hokuto Corporation is a leading mushroom producer, maintaining the highest market share in the "Bunashimeji" mushroom. Although the company is still gaining the market share by its efficient production facilities, the earnings for this fiscal year are likely to fall short of the company's forecast, due to sluggish market prices of the mainstay Bunashimeji mushroom. Market price recovery in the medium term is also uncertain, affected by downward pressure on consumer goods prices in general. Thus, the Fund decided to take profits on this stock. Fancl Corporation is a manufacturer of additive-free cosmetics and nutritional supplements, with about 40% market share. A slow down in its sales of cosmetics and uncertainty of its various new businesses led to the decision to take profits on this stock.

Japanese Economy and Stock Market
Outlook

     The Nikkei OTC Average was relatively firm until mid-July. Value oriented stocks supported the market. Most internet related stocks, which had exacerbated market volatility earlier, also stabilized along with the Nasdaq, based on optimism that the U.S. economy could experience a soft landing as indicators point to a gradual slow down in economic activity. Although the release of first quarter Gross Domestic Product ("GDP") figures and the Japanese general election in June were seen as significant events, they had relatively little impact on the stock market given its concentra-tion on micro-level fundamentals. A positive Tankan survey result and strong machinery orders data supported the market in May to early July.

     However, the de-facto bankruptcy of the department store Sogo Co., Ltd. triggered successive declines in the Japanese OTC market, and was followed by a continuous flow of negative news, including the postponement of the transfer of Nippon Credit Bank to the private sector and increased unwinding of cross-share holdings. Towards the end of July, a profit warning from the Finnish mobile telecommunications giant Nokia dampened sentiment in both the U.S. and Japanese stock markets. The OTC Index declined below the 1,600 level and recorded the year's low in late July, led by major issues with large market capitalization.

     The Japanese OTC market entered a brief recovery phase in early August, together with the U.S. Nasdaq market, driven by oversold technology stocks. Outstanding performance of IPO is sues also supported the rally. The decision to lift the zero interest rate policy by Bank of Japan in August had little impact on the stock market. The OTC Index recovered to the 1,700 level in mid-August. However, the Japanese OTC market ran out of steam with little fresh news, and the OTC Index traded in a narrow range towards the end of August. The OTC Index closed almost unchanged from the previous quarter end.

     A succession of recent announcements pointing to increasing capital expenditure plans have prompted our in-house economist to revise our GDP forecast upward to 3% for the next fiscal year. Against the backdrop of an increase in planned capital expenditure, the corporate earnings trend should be stronger than initially expected, particularly in the Manufacturing sector. Another factor behind our stronger macro-economic outlook is that public expenditure is likely to continue underpinning economic growth, given that an Upper House election is scheduled for next summer.

     Based on improving fundamentals at both the macro-economic and corporate levels in Japan, the Fund remains positive on the outlook for the Japanese OTC market. The valuations also favor the Japanese OTC market; the price-earnings multiple of the Japanese OTC market is 28 times, compared to 40 times for the TSE first section, based on fiscal year 2000 prospective earnings. The price-book value multiple of 2.27 for the Japanese OTC market versus 2.38 for the TSE first section.

     With the broadening of the earnings recovery, the Fund believes that a wide range of stocks may be able to stage a rebound, reflecting the expected improvement in corporate earnings.

     The Fund will continue to be overweight in those stocks in the Electronics and cyclical sectors, such as machinery and commodities. Some stocks in the Electronics sector, which appear to be reaping the benefits of information technology investment, are still attractively valued, compared with their earnings growth potential. As for stocks in the cyclical sectors, which generally benefit from the recovery of the domestic production activity, their earnings recovery does not seem to be fully discounted in the current share prices.

     The Fund will maintain underweight positions in stocks in the Information/Systems sector, unless valuations of those stocks drop to a reasonable level. Although most of stocks in this sector still maintain favorable fundamentals and the Fund expects medium-term growth prospects of this sector, the dominant position in earnings growth rates of this sector will somewhat diminish as a result of broader improvement in corporate earnings.

     The Fund's shareholders approved a proposal to amend the Fund's principal investment strategy concerning investment in the Japanese over-the counter market. The Fund adopted the following principal investment strategy whereby the Fund will, under normal circumstances, invest at least 65% of its total assets in equity securities traded in the Japanese OTC market and up to 35% of its total assets in equity securities of emerging companies traded in other markets determined to be appropriate markets for emerging companies in Japan.

     On a personal note, George H. Chittenden, who served as a Director of the Fund since its inception, passed away in September 2000. The Board of Directors expresses its condolences to Mr. Chittenden's family and greatly appreciates all the valuable contributions made by Mr. Chittenden on behalf of the Fund and its stockholders.

     We appreciate your continuing support of your Fund.

                                        Sincerely,




                                        Nobuo Katayama
                                        President





                       SHAREHOLDERS ACCOUNT INFORMATION

     Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street Bank and Trust Company at (800) 426-5523 for information concerning their accounts.

                          JAPAN OTC EQUITY FUND, INC.

                        FUND HIGHLIGHTS-AUGUST 31, 2000

                                  (Unaudited)


KEY STATISTICS
    Net Assets ........................................ $200,865,213
    Net Asset Value per Share..........................       $12.68
    Closing NYSE Market Price..........................      $9.4375
    Percentage Change in Net Asset Value per Share*+...      (22.6%)
    Percentage Change in NYSE Market Price*+...........      (14.2%)

MARKET INDICES
    Percentage change in market indices:*
                                                               YEN       U.S.
                                                              -----      -----
    TOPIX .............................................      (12.1%)    (9.4%)
    Nikkei Average.....................................      (15.5%)   (13.0%)
    JASDAQ ............................................      (33.9%)   (31.9%)
    Nikkei OTC Average ................................      (35.6%)   (33.7%)
    *From March 1, 2000 through August 31, 2000.
    +Reflects the percentage change in share price.

ASSET ALLOCATION
    Japanese Equities
      OTC Stocks ......................................             81.3%
      TSE First and Second Section Stocks..............             17.7
    Cash and Cash Equivalents..........................              1.3
                                                                   ------
    Total Investments .................................            100.3
    Liabilities in Excess of Other Assets, Net.........             (0.3)
                                                                   ------
      Net Assets ......................................            100.0%
                                                                   ======


INDUSTRY DIVERSIFICATION
                                  %of                                     %of
                           Net Assets                              Net Assets
                           ----------                              ----------

Retail  ........................ 14.9     Banks and Finance ............. 2.3
Information and Software.........13.9     Restaurants ................... 2.1
Machinery and Machine Tools......10.7     Automotive Equipment and Parts. 1.9
Miscellaneous Manufacturing......10.3     Iron and Steel................. 1.5
Services ........................ 9.7     Textiles and Apparel........... 1.2
Electronics ..................... 9.2     Real Estate and Warehouse...... 1.0
Chemicals and Pharmaceuticals.... 7.1     Transportation ................ 0.6
Food and Manufacturing .......... 5.0     Telecommunications ............ 0.5
Electric ........................ 3.9     Publishing .................... 0.5
Wholesale ....................... 2.7

                  TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE
                                                         Market          % of
Security                                                 Value       Net Assets
--------                                                 -------     ----------
Yahoo Japan Corp .......................................$14,402,251      7.2
THK Co., Ltd. .......................................... 10,235,950      5.1
Net One Systems Co., Ltd. ..............................  4,663,385      2.3
Yamada Denki Co., Ltd. .................................  4,261,604      2.1
Moritex Corp . .........................................  4,240,038      2.1
Disco Corp..............................................  3,462,316      1.7
Otsuka Kagu,Ltd ........................................  3,001,407      1.5
Nippon KodoshiCorp .....................................  2,955,462      1.5
Medical Support Co., Ltd. ..............................  2,953,587      1.5
Digital Electronics Corp. ..............................  2,924,051      1.4

                          JAPAN OTC EQUITY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 2000
                                  (Unaudited)



                                                                                                            % of
                                                                                           Market           Net
                                                               Shares        Cost           Value           Assets
                                                               -------       -----        --------          -------
EQUITY SECURITIES

Automotive Equipment and Parts
Exedy Corp. .............................................      132,400    $ 1,495,676      $ 968,326         0.5
 Automobile clutches
FCC Co., Ltd. ...........................................       85,000      1,878,662        840,835         0.4
 Motorcycle clutches
Musashi Seimitsu Industry Co., Ltd. .....................       15,000        216,243        189,874         0.1
 Automobile parts
Nippon Cable Systems Inc. ...............................      115,000      1,054,173      1,219,550         0.6
 Control cables
SPK Corporation .........................................       59,700        862,478        643,741         0.3
                                                                          -----------      ---------         ---
 Replacement parts
Total Automotive Equipment and Parts ....................                   5,507,232      3,862,326         1.9
                                                                          -----------      ---------         ---

Banks and Finance
Aiful Corporation .......................................       31,350      1,990,871      2,704,360         1.3
 Consumer loans
Sanyo Electric Credit Co., Ltd. .........................       43,400      1,858,968      1,953,306         1.0
                                                                            ---------      ---------         ---
 Finance
Total Banks and Finance .................................                   3,849,839      4,657,666         2.3
                                                                            ---------      ---------         ---
Chemicals and Pharmaceuticals
Arisawa Manufacturing Co., Ltd . ........................       69,000        999,535      2,128,551         1.0
 Glassfibers and insulating resins
C. Uyemura & Co., Ltd. ..................................      118,000      2,753,221      2,489,452         1.3
 Chemicals
FP Corporation ..........................................       49,900      1,809,194      1,876,221         0.9
 Polystyrene and other synthetic resin foodware
Konishi Co., Ltd. .......................................       91,300      1,114,601        857,783         0.4
 Adhesives and construction sealants
Matsumoto Yushi-Seiyaku Co., Ltd. .......................      120,000      2,400,528      2,227,848         1.1
 Analgesic anti-inflammatory agents
Milbon Co., Ltd. ........................................       25,000        406,416      1,640,882         0.8
 Hair-care products for beauty salons
T & K Toka Co., Ltd. ....................................       99,500      2,968,775      2,798,875         1.4
 Ink for printing
Tigers Polymer Corp. ....................................       67,000        424,401        333,587         0.2
                                                                            ---------      ---------         ---
  Rubber and resin hoses
Total Chemicals and Pharmaceuticals .....................                  12,876,671     14,353,199         7.1
                                                                           ----------     ----------         ---
Electric
Citizen Electronics Co., Ltd. ...........................       27,200      1,297,395      2,830,942         1.4
 Electric parts
Funai Electric Co., Ltd. ................................        7,200        216,497        894,515         0.4
 Audio-visual equipment


                       See notes to financial statements

                          JAPAN OTC EQUITY FUND, INC.
                            SCHEDULE OF INVESTMENTS--Continued
                                AUGUST 31, 2000
                                  (Unaudited)



                                                                                                            % of
                                                                                           Market           Net
                                                               Shares        Cost           Value           Assets
                                                               -------       -----        --------          -------
Mirai Industry Co., Ltd. ................................      156,000    $ 2,464,103     $ 1,974,684        1.0
 Plastic molded electric materials
Sumida Electric Co., Ltd. ...............................       42,200      1,755,634       2,188,148        1.1
                                                                          -----------     -----------       ----
 Specialized coils
Total Electric ..........................................                   5,733,629       7,888,289        3.9
                                                                          -----------     -----------       ----
Electronics
Chiyoda Integre Co., Ltd. ...............................      184,000      2,602,493       2,587,905        1.3
 Electronic components
Cosel Co., Ltd. .........................................       55,000      1,512,699       2,057,665        1.0
 Electrical machinery
Digital Electronics Corp. ...............................       81,000      2,329,824       2,924,051        1.4
 Electronic components
Fuji Electric Industry Co., Ltd. ........................       93,000        993,449         575,528        0.3
 Electronic parts
Fukuda Denshi Co. .......................................       47,000      1,164,956         925,457        0.5
 Medical electronic equipment
Japan CBM Corp. .........................................       98,100      2,408,169       1,379,747        0.7
 Electronic calculators and watches
Kuroda Electric Co., Ltd. ...............................       40,600      1,280,303       1,370,464        0.7
 Trader
Nagano Keiki Co., Ltd. ..................................       21,000        421,886         458,790        0.2
 Measuring instruments
Nissho Electronics Corp. ................................       81,000      2,265,253       2,126,582        1.1
 Electronics parts distributor
Roland Corporation.......................................       46,000        910,132         970,464        0.5
 Electronic keyboard for musical instruments
Tamagawa Electronics Co., Ltd. ..........................      106,000      2,870,417       1,888,420        0.9
 Devices for wireless telecommunications
Yamaichi Electronics Co., Ltd. ..........................       42,000        870,006       1,142,054        0.6
                                                                           -----------    -----------       ----
 Integrated circuit sockets
Total Electronics .......................................                  19,629,587      18,407,127        9.2
                                                                           -----------    -----------       ----
Food and Manufacturing
Ariake Japan Co., Ltd. ..................................       31,900        542,575       2,171,533        1.1
 Natural seasonings
Hurxley Corp.............................................       25,000        604,853         492,265        0.3
 Japanese lunch-boxes
Iwatsuka Confectionery Co., Ltd. ........................       92,000        876,013         862,635        0.4
 Rice crackers
Origin Toshu Co., Ltd. ..................................      107,000      2,537,808       2,668,730        1.3
 Delicatessen items and lunch boxes
Ozeki Co., Ltd. .........................................       12,000      1,132,929         635,724        0.3
 Supermarket chains
Ralse Co., Ltd. .........................................       99,000      1,496,560       1,011,814        0.5
 Supermarket chain

                       See notes to financial statements

                          JAPAN OTC EQUITY FUND, INC.
                            SCHEDULE OF INVESTMENTS--Continued
                                AUGUST 31, 2000
                                  (Unaudited)



                                                                                                            % of
                                                                                           Market           Net
                                                               Shares        Cost           Value           Assets
                                                               -------       -----        --------          -------
Yoshinoya D&C Co., Ltd. .................................        1,310    $ 2,172,514     $ 2,174,121        1.1
                                                                          -----------     -----------        ----
 Fast food chain operator
Total Food and Manufacturing ............................                   9,363,252      10,016,822        5.0
                                                                          -----------     -----------        ----
Information and Software
CAC Corp.................................................       35,000      2,195,517       1,962,494        1.0
 Information technology services
Catena Corp. ............................................       53,000        454,237         633,615        0.3
 Office automation systems
Fuji Soft ABC Inc. ......................................       17,800        727,714       1,363,582        0.7
 Computer systems development
InterQ Inc.+ ............................................       26,000      1,225,086         938,584        0.5
 Internet connection services
Nippon Foundry Inc. .....................................          145      2,359,846       2,120,956        1.1
 Semiconductor memory chips
Obic Business Consultants, Ltd. .........................       13,000      5,226,740       1,864,979        0.9
 Business solution computer software
Obic Co., Ltd. ..........................................        2,500      1,504,475       1,105,251        0.5
 Computer system integration
Square Co., Ltd. ........................................       12,000      1,384,580         651,477        0.3
 Games software
Trend Micro Inc. ........................................       18,500      2,795,330       2,879,513        1.4
 Computer software, anti-virus server
Yahoo Japan Corp.+ ......................................           48     13,632,162      14,402,251        7.2
                                                                           ----------      ----------        ----
 Internet services
Total Information and Software . ........................                  31,505,687      27,922,702        13.9
                                                                           ----------      ----------        ----
Iron and Steel
Lasertec Corp. ..........................................       46,000      1,158,661         948,898         0.5
 Photomask inspection systems
Nippon Denko Co., Ltd. ..................................    1,217,000      1,903,437       1,985,542         1.0
                                                            ----------     ----------      ----------        ---
 Ferroalloy and silicon metals
Total Iron and Steel ....................................                   3,062,098       2,934,440         1.5
                                                                           ----------      ----------        ----
Machinery and Machine Tools
Disco Corp.                                                     20,200      1,258,467       3,462,316         1.7
 Dicing saws for semiconductors
Kito Corporation ........................................       95,000        451,635         285,045         0.2
 Cranes and chain blocks
Nippon Pillar Packing Co., Ltd. .........................      223,000      2,066,281       1,990,586         1.0
 Industrial mechanical seals
Seikoh Giken Co., Ltd.+ .................................        4,500      1,436,326       2,890,295         1.4
 Optical connectors and polishing machine
Suruga Seiki Co., Ltd. ..................................       33,000        947,387       1,881,294         0.9
 Industrial mechanical equipment


                       See notes to financial statements

                          JAPAN OTC EQUITY FUND, INC.
                            SCHEDULE OF INVESTMENTS--Continued
                                AUGUST 31, 2000
                                  (Unaudited)



                                                                                                            % of
                                                                                           Market           Net
                                                               Shares        Cost           Value           Assets
                                                               -------       -----        --------          -------
THK Co., Ltd. ...........................................      216,600    $ 6,770,096     $10,235,950        5.1
 Linear motion systems for industrial machines
UHT Corp. ...............................................       30,000        524,440         703,235        0.4
                                                                          -----------     -----------       ----
 Tools
Total Machinery and Machine Tools .......................                  13,454,632      21,448,721       10.7
                                                                          -----------     -----------       ----
Miscellaneous Manufacturing
Avex Inc. ...............................................       14,000        302,731       1,445,288        0.7
 Video products
Daiseki Co., Ltd. .......................................       93,700      1,099,049       1,660,507        0.8
 Industrial waste treatment
Eidai Kako Co., Ltd. ....................................       83,000        808,185         673,183        0.3
 Synthetic resin processed products
Fuji Seal, Inc. .........................................       49,600      2,066,636       2,534,646        1.3
 Packing materials
Fujimi Inc...............................................       63,500      2,710,952       2,863,901        1.4
 Polishing materials for silicone wafers
MegaChips Corp.                                                 58,800      3,049,085       2,596,793        1.3
 Circuits and digital monitoring systems
Moritex Corp ............................................       34,000      2,738,487       4,240,038        2.1
 Industrial fiber optic equipment
Nippon Kodoshi Corp.  ...................................      197,000      3,215,089       2,955,462        1.5
 Paper and electric insulation
Riso Kagaku Corporation..................................       18,400        475,110         403,713        0.2
 Printing and copying machines
Tomy Co., Ltd. ..........................................       45,100      2,125,154       1,403,957        0.7
                                                                           ----------      ----------       ----
 Toys
Total Miscellaneous Manufacturing .......................                  18,590,478      20,777,488       10.3
                                                                           ----------      ----------       ----
Publishing
Shoeisha Co., Ltd. ......................................           40        551,204         903,891        0.5
                                                                           ----------      ----------       ----
 Publishing company

Real Estate and Warehouse
Nippon Kanzai Co., Ltd. .................................       130,000     1,403,982       2,072,199        1.0
                                                                           ----------      ----------       ----
 Comprehensive building maintenance

Restaurants
Joyfull Co., Ltd. .......................................        43,000       680,426         802,344        0.4
 Roadside restaurants
Kourakuen Corporation ...................................        49,000       765,692         482,419        0.3
 Chinese style chain
Watami Food Service Co., Ltd. ...........................        33,000       776,987       2,088,608        1.0
 Restaurant chain
Yakinikuya Sakai Co., Ltd. ..............................        47,000     1,955,157         806,470        0.4
                                                                            ---------       ---------        ---
 Barbeque restaurant chain
Total Restaurants .......................................                   4,178,262       4,179,841        2.1



                       See notes to financial statements

                          JAPAN OTC EQUITY FUND, INC.

                                AUGUST 31, 2000
                                  (Unaudited)




                                                                                                            % of
                                                                                           Market           Net
                                                               Shares        Cost           Value           Assets
                                                               -------       -----        --------          -------
Retail
Doutor Coffee Co. .......................................       33,300    $ 2,571,781     $ 2,544,726        1.3
 Coffee
H.I.S. Co., Ltd. ........................................       55,800      3,579,017       2,092,827        1.0
 Travel agency
Himaraya Co., Ltd. ......................................          200          2,504           1,408        0.0
 Sporting goods
Japan Business Computer Co., Ltd. .......................       31,000      1,688,625         988,279        0.5
 Computers
Kyoto Kimono Yuzen Co., Ltd. ............................           70        426,713         426,629        0.2
 Japanese traditional kimonos
Otsuka Kagu, Ltd. .......................................       38,800      2,846,400       3,001,407        1.5
 Furniture
Rakuten, Inc.+ ..........................................           98      5,929,747       2,710,736        1.4
 E-commerce
Ryohin Keikaku Co., Ltd. ................................       26,000      1,466,777       2,511,017        1.3
 Clothes, sundry goods, and foods
Saizeriya Co., Ltd. .....................................       33,410      1,939,263       1,945,393        1.0
 Italian restaurant chain
Sunkus & Associates Inc. ................................       42,700      1,122,275       1,409,320        0.7
 Convenience stores
Toys R Us-Japan, Ltd.+ ..................................       12,000      1,788,197       1,687,764        0.8
 Toy chain store I
Tsuruha Co., Ltd. .......................................       65,500      3,434,515       2,364,510        1.2
 Drug store chain
Uoriki Co., Ltd. ........................................       55,000      2,092,278       1,701,829        0.8
 Fresh fish and sushi stores
USS Co., Ltd. ...........................................       66,000      3,442,717       2,240,225        1.1
 Automobile auction
Yamada Denki Co., Ltd. ..................................       45,000      3,837,527       4,261,604        2.1
                                                                           -----------    ------------      ----
 Consumer electronic
Total Retail ............................................                  36,168,336      29,887,674       14.9
                                                                           -----------    ------------      ----

Services
Arrk Corporation ........................................       41,000        859,545       2,075,950        1.0
 Product testing
Bellsystem 24, Inc. .....................................        4,800      1,238,950       2,308,861        1.2
 Telemarketing
Drake Beam Morin-Japan, Inc. ............................       19,500      3,474,418       2,376,934        1.2
 Placement services consultant firm
Fujitsu Support and Services, Inc. ......................       10,300      2,706,921       1,435,143        0.7
 Information services
Medical Support Co., Ltd. ...............................      150,000      3,223,156       2,953,587        1.5
 Nursing home caterer

                       See notes to financial statements

                          JAPAN OTC EQUITY FUND, INC.

                                AUGUST 31, 2000
                                  (Unaudited)




                                                                                                            % of
                                                                                           Market           Net
                                                               Shares        Cost           Value           Assets
                                                               -------       -----        --------          -------
N.I.C. Corporation ......................................       67,000    $ 1,106,225     $ 1,444,913        0.7
  Human resources
Net One Systems Co., Ltd. ...............................          145      2,140,045       4,663,385        2.3
  Computer network systems for LAN, ATM
Okinawa Cellular Telephone Co. ..........................          270        689,680       1,177,215        0.6
  Cellular telephone service
Universal Homes Inc. ....................................          112      2,018,432       1,060,666        0.5
                                                                          -----------     -----------        ---
  Plan, design, market and build houses
Total Services ..........................................                  17,457,372      19,496,654        9.7
                                                                          -----------     -----------        ---
Telecommunications
  Nippon Antenna Co., Ltd. ..............................       85,000      1,470,104         916,549        0.5
                                                                          -----------     -----------        ---
  Communication related equipment

Textiles and Apparel
United Arrows Limited ...................................       75,400      3,151,816       1,767,464        0.9
  Casual clothes
Workman Co., Ltd. .......................................       47,000        837,311         709,517        0.3
                                                                          -----------     -----------        ---
  Uniforms
Total Textiles and Apparel . ............................                   3,989,127       2,476,981        1.2
                                                                          -----------     -----------        ---

Transportation
Yusen Air & Sea Service Co., Ltd. .......................       51,300        937,009       1,199,916        0.6
                                                                          -----------     -----------        ---
  International air cargo transporter

Wholesale
ArcLand Sakamoto Co., Ltd. ..............................      110,600      1,363,176       1,244,444        0.6
 Home appliances
Hakuto Co., Ltd. ........................................       55,000        843,962       1,706,986        0.9
 Electric parts
Inaba Denkisangyo Co. ...................................       84,900      1,042,023       1,066,723        0.5
 Electrical equipment
Shinwa Co., Ltd. ........................................       67,100        769,423         582,603        0.3
 Industrial machinery
Toba, Inc. ..............................................       87,000      1,466,428         881,013        0.4
                                                                           ----------     -----------        ---
 Trading company for control systems
Total Wholesale .........................................                   5,485,012       5,481,769        2.7
                                                                          -----------     -----------       ----
TOTAL INVESTMENTS IN EQUITY SECURITIES ..................                 195,213,513     198,884,254       99.0
                                                                          -----------     -----------       ----


                       See notes to financial statements

                          JAPAN OTC EQUITY FUND, INC.

                                AUGUST 31, 2000
                                  (Unaudited)




                                                                                                            % of
                                                                                           Market           Net
                                                               Shares        Cost           Value           Assets
                                                               -------       -----        --------          -------
INVESTMENT IN FOREIGN CURRENCY

Japanese Yen
State Street Bank and Trust Company, 0.25% interest
  bearing call account .................................. Y144,014,788    $ 1,352,293     $ 1,350,350        0.7
                                                                          -----------     -----------        ---
TOTAL INVESTMENT IN FOREIGN CURRENCY ....................                   1,352,293       1,350,350        0.7
                                                                          -----------     -----------        ---
INVESTMENTS IN SHORT-TERM SECURITIES
Euro-Dollar Time Deposit
State Street Bank and Trust Company, interest
  bearing call account 6.25% due 9/01/00 . ..............    1,266,792      1,266,792       1,266,792        0.6
                                                                          -----------     -----------        ---
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES ..............                   1,266,792       1,266,792        0.6
                                                                          -----------     -----------      -----
TOTAL INVESTMENTS .......................................                 197,832,598     201,501,396      100.3
                                                                          -----------     -----------      -----
LIABILITIES IN EXCESS OF OTHER ASSETS, NET ..............                    (637,119)       (636,182)      (0.3)
                                                                          -----------     -----------      -----
NET ASSETS ..............................................                $197,195,479    $200,865,213      100.0
                                                                         ============    ============      ======


+Non-income producing security.

      Portfolio securities and foreign currency holdings were translated at the following exchange rate as of August 31, 2000.

     Japanese Yen                 JPY                      Y106.65 = $1.00

                          JAPAN OTC EQUITY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 2000
                                  (Unaudited)

ASSETS:
   Investments in securities, at market value (cost-$195,213,513) ..................................   $198,884,254
   Investments in short-term securities, at market value (cost-$1,266,792)..........................      1,266,792
   Investments in foreign currency, at market value (cost-$1,352,293) ..............................      1,350,350
   Receivable for investments sold .................................................................      1,738,666
   Receivable for dividends and interest, net of withholding taxes .................................         78,252
                                                                                                       ------------
            Total Assets ...........................................................................    203,318,314
                                                                                                       ------------

LIABILITIES:
   Payable for investments purchased ...............................................................      2,180,647
   Accrued management fee ..........................................................................        158,378
   Other accrued expenses ..........................................................................        114,076
                                                                                                       ------------
            Total Liabilities ......................................................................      2,453,101
                                                                                                       ------------

NET ASSETS:
   Capital stock (par value of 15,846,384 shares of capital stock outstanding, authorized
     100,000,000, par value $0.10 each) ............................................................      1,584,638
   Paid-in capital .................................................................................    171,035,789
   Accumulated net realized gain on investments and foreign currency transactions ..................     25,375,992
   Unrealized net appreciation on investments and foreign exchange .................................      3,669,735
   Accumulated net investment loss .................................................................       (800,941)
                                                                                                        ------------
            Net Assets .............................................................................   $200,865,213
                                                                                                       =============
   Net asset value per share .......................................................................         $12.68
                                                                                                       =============


                      See notes to financial statements


                          JAPAN OTC EQUITY FUND, INC.
                            STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED AUGUST 31, 2000
                                  (Unaudited)

INCOME:
Dividend income (less $109,962 withholding taxes) .................................................    $623,119
Interest income ...................................................................................      40,996
                                                                                                       --------
          Total Income ............................................................................                   $ 664,115

EXPENSES:
Management fee ....................................................................................   1,034,669
Custodian fees ....................................................................................     153,424
Directors' fees and expenses.......................................................................      45,140
Legal fees ........................................................................................      37,720
Auditing and tax reporting fees . .................................................................      25,944
Registration fees . ...............................................................................      24,340
Shareholder reports ...............................................................................      22,660
Transfer agency fees ..............................................................................      12,120
Annual meeting expenses ...........................................................................      11,770
Miscellaneous .....................................................................................       4,968
Insurance .........................................................................................       1,104
                                                                                                    ------------
          Total Expenses ..........................................................................                   1,373,859
                                                                                                                      ----------
INVESTMENT LOSS-NET ...............................................................................                    (709,744)
                                                                                                                      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments ..................................................................                  35,920,842
Net realized gain on foreign exchange .............................................................                   1,891,285
                                                                                                                     -----------
Net realized gain on investments and foreign exchange .............................................                  37,812,127
                                                                                                                     -----------
Change in net unrealized appreciation on translation of foreign currency
  and other assets and liabilities denominated in foreign currency . ..............................                   2,923,986
Change in net unrealized depreciation on investments . ............................................                 (98,927,628)
                                                                                                                    ------------
Net realized and unrealized loss on investments and foreign exchange . ............................                 (58,191,515)
                                                                                                                    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................................                ($58,901,259)
                                                                                                                   =============


                      See notes to financial statements



                          JAPAN OTC EQUITY FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                  For the Six
                                                                                 Months Ended              For the Year
                                                                                August 31, 2000                   Ended
                                                                                  (Unaudited)         February 29, 2000
                                                                                ----------------      -----------------
FROM INVESTMENT ACTIVITIES:
   Net investment loss .................................................        $ (709,744)              $ (1,366,218)
   Net realized gain on investments ....................................        35,920,842                 37,515,315
   Net realized gain on foreign exchange ...............................         1,891,285                    468,133
   Change in net unrealized appreciation (depreciation) on investments
    and foreign exchange ...............................................       (96,003,642)               105,501,890
                                                                               ------------              -------------
   Increase (decrease) in net assets derived from investment activities.       (58,901,259)               142,119,120
                                                                               ------------              -------------

FROM CAPITAL SHARE TRANSACTIONS:
   Net asset value of shares issued to shareholders on:
    Rights offering (4,458,565 shares) .................................                 0                 50,907,782
                                                                               ------------              --------------
   Increase (decrease) in net assets derived from capital share
     transactions ......................................................                 0                 50,907,782
                                                                               ------------              --------------
   Net increase (decrease) in net assets ...............................       (58,901,259)               193,026,902
                                                                               ------------              --------------

NET ASSETS:
   Beginning of period .................................................       259,766,472                 66,739,570
                                                                               ------------              --------------
   End of period (including accumulated net investment losses of
    $800,941 and $91,197, respectively) ................................      $200,865,213               $259,766,472
                                                                               ------------              --------------











                      See notes to financial statements

                          JAPAN OTC EQUITY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies

     Japan OTC Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. The Fund issued to its shareholders of record as of the close of business on October 25, 1999 non-transferable Rights to subscribe for up to an aggregate of 3,804,940 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held ("Primary Subscription"). The Fund had the ability to increase the number of shares subscribed for in this offering by up to 25% of the Primary Subscription, or an additional 951,235 shares, to honor record date shareholder requests to purchase more shares. During November 1999, the Fund issued a total of 4,458,565 shares of Common Stock on exercise of such Rights at the subscription price of $11.99 per share, compared to a net asset value per share of $16.20 and a market value per share of $12.6875. Additionally, a sales load of 3.75% was charged to each share issued. Right offering costs of approximately $546,000 and the sales load were charged directly against the proceeds of the Rights Offering. The following is a summary of significant accounting policies followed by the Fund.

     (a) Valuation of Securities-Investments traded in the over-the-counter market are valued at the last reported sales price as of the the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

     (b) Foreign Currency Transactions -- Transactions denominated in Japanese yen are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

     The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund isolates that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Japanese yen rates at August 31, 2000 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

     (c) Security Transactions, Investment Income and Distributions to Shareholders-Security transactions are accounted for on the trade date. Dividend in come and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

                          JAPAN OTC EQUITY FUND, INC.

     Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition-"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differ-ences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

     (d) Income Taxes - A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

     Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15% and on interest at a rate of 10% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

     (e) Capital Account Reclassification - For the year ended February 29, 2000, the Fund's accumulated net realized loss was increased by $312,595 and paid in capital was decreased by $1,294,020, with an offsetting decrease in accumulated net investment loss of $1,606,615. This adjustment was primarily the result of the reclassification of foreign currency gains, losses and gains from the sale of investments in passive foreign investment companies and reclassification of the net operating loss.

     (f) Use of Estimates in Financial Statement Preparation - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     (g) Concentration of Risk - A significant portion of the Fund's net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is in vested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

     2.  Management Agreement and Transactions
         With Affiliated Persons

     Nomura Asset Management U.S.A. Inc. acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the "Investment Adviser"), to act as investment adviser for the Fund.

     As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund's average weekly net assets not in excess of $50 million, 1.00% of the Fund's average weekly net assets in excess of $50 million but not exceeding $100 million,
 .90% of the Fund's average weekly net assets in excess of $100 million, but not in excess of $175 million and .80% of the Fund's average weekly net assets in excess of $175 million. For services performed under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee from the Manager at the annual rate of .50% of the Fund's average weekly net assets not in excess of $50 million, .45% of the Fund's average weekly net assets in excess of $50 million but not in excess of $100 million, .40% of the Fund's average weekly net assets in excess of $100 million but not in excess of $175 million and .35% of the Fund's average weekly net assets in excess of $175 million. Under the Management Agreement, the Fund paid or accrued fees to the Manager of $1,034,669 for the six months ended August 31, 2000. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $462,866 for the six months ended August 31, 2000. At August, 31, 2000, the fee payable to the Manager, by the Fund, was $158,378.

     Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Nomura Securities Co., Ltd. (the Manager's indirect parent) and affiliates earned $74,152 in commissions on the execution of portfolio security transactions for the six months ended August 31, 2000. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for unaffiliated Directors aggregated $45,140 for the six months ended August 31, 2000.

3. Purchases and Sales of Investments

     Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the six months ended August 31, 2000 were $97,755,673 and $100,345,599, respectively.

     As of August 31, 2000, net unrealized appreciation on investments exclusive of investments in foreign currency and short-term securities for Federal income tax purposes was $3,670,741 of which $34,379,891 related to appreciated securities and $30,709,150 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies and short-term securities of $2,619,085, at August 31, 2000 for Federal income tax purposes was $195,213,513. In accordance with U.S. Treasury regulations, the Fund elected to defer $91,197 of net realized foreign currency losses arising after October 31, 1999. Such losses are treated for tax purposes as arising on March 1, 2000. The Fund has a capital loss carry forward as of February 29, 2000 of approximately $12,436,000 of which $3,235,000 expires in 2006 and $9,201,000 expires in 2007. For the year ending February 29, 2000, the Fund utilized approximately $35,741,000 of capital loss carryover.

                          JAPAN OTC EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the period.

                                                  For the Six
                                                 Months ended                        For the Year Ended
                                                               --------------------------------------------------------------
                                                August 31, 2000  February 29,           February 28,           Februarys 29,
                                                               -------------- ------------------------------- ---------------
                                                  (unaudited)       2000        1999       1998      1997          1996
                                                -------------- -------------- --------- --------- ----------- ---------------
Net asset value, beginning of year . . . . . . .    $16.39          $5.86       $4.85       $6.44      $7.82        $8.59
                                                -------------- -------------- --------- --------- ----------- ---------------
Rights Offering costs* . . . . . . . . . . . . .       -            (0.16)        -           -          -             -
                                                -------------- -------------- --------- --------- ----------- ---------------
  Net investment loss. . . . . . . . . . . . . .     (0.04)         (0.11)@     (0.04)      (0.06)     (0.09)       (0.07)
  Net realized and unrealized gain (loss)
    on investments and foreign currency. . . . .     (3.67)         11.99 @      1.06       (1.45)     (1.25)       (0.70)
                                                -------------- -------------- --------- --------- ----------- ---------------
  Total from investment operations . . . . . . .     (3.71)         11.88 @      1.02       (1.51)     (1.34)       (0.77)
Distributions to shareholders from:
  Net investment income. . . . . . . . . . . . .       -               -        (0.01)      (0.08)     (0.04)         -
                                                -------------- -------------- --------- --------- ----------- ---------------
Total distributions. . . . . . . . . . . . . . .      0.00           0.00       (0.01)      (0.08)     (0.04)        0.00
Decrease in net asset value due to shares
  issued through Rights Offering*. . . . . . . .        -           (1.19)         -           -          -           -
                                                -------------- -------------- --------- --------- ----------- ---------------
Net asset value, end of period . . . . . . . . .    $12.68         $16.39       $5.86       $4.85      $6.44        $7.82
                                                ============== ============== ========= ========= =========== ===============
Market value, end of period. . . . . . . . . . .   $9.4375        $11.000      $6.250      $5.750     $6.375       $8.500
Total investment return+ . . . . . . . . . . . .    (14.2%)          76.0%        8.8%      (8.5%)    (24.6%)       (1.4%)
Net asset value total return++ . . . . . . . . .    (22.6%)         179.7%       20.9%     (23.4%)    (17.2%)       (9.0%)
Ratio to average net assets/supplemental data:
   Net assets, end of period (in 000). . . . . .  $200,865       $259,766     $66,740      $55,24    $73,288      $88,966
   Operating expenses. . . . . . . . . . . . . .     1.25%+          1.33%       1.80%      1.71%      1.70%        1.47%
   Net investment loss . . . . . . . . . . . . .    (0.64%)+        (0.88%)     (0.82%)     (1.0%)     (1.1%)      (0.83%)
   Portfolio turnover. . . . . . . . . . . . . .       45%             50%         35%        29%        71%          79%


______________

+ Based on market value per share, adjusted for reinvestment of income dividends and capital share transactions. Total return does not reflect sales commissions.
++ Based on net asset value per share, adjusted for reinvestment of income dividends and capital share transactions. Total return does not reflect sales commissions.
*    Decrease is due to Rights Offering (see note 1).
@    Based on average shares outstanding.
+    Annualized.

                          JAPAN OTC EQUITY FUND, INC.

               SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

     The 2000 Annual Meeting of the Shareholders of the Fund was held at the Fund's offices, 180 Maiden Lane, New York. New York on August 15, 2000. The purpose of the meeting was to elect six Directors to serve for the ensuing year; to consider and act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending February 28, 2001; to consider and act upon a proposal to approve a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc.; to consider and act upon a proposal to approve a new investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management, Co., Ltd.; to consider and act upon the proposal to amend the Fund's principal investment strategy whereby the Fund will under normal circumstances, invest at least 65% of its total assets in equity securities traded in the Japan OTC market and up to 35% of its total assets in equity securities of emerging companies traded on other markets determined by NAM-U.S.A. to be appropriate markets for emerging companies in Japan; and to transact such other business as may properly come before the Meeting or any adjournment thereof.

     At the Meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: William G. Barker, Jr., George H. Chittenden, Nobuo Katayama, Chor Weng Tan, Arthur R. Taylor, and John F. Wallace. The shareholders ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent accountants for the fiscal year ending February 28, 2001, approved a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc., approved a new Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd.The meeting was adjourned for the proposal to amend the Fund's principal investment strategy concerning investments in the Japanese over-the-counter markets to September 13, 2000, and adjourned again to September 26, 2000 to allow the Fund to obtain sufficient votes to approve the proposal. At the meeting reconvened on September 26, 2000 the shareholders approved the proposal to amend the Fund's principal investment strategy concerning investments in Japanese over-the-counter market.

The results of the voting at the Annual Meeting are as follows:

1. To elect the Fund's Board of Directors:

                                                                         % of                                 % of
                                                        Shares Voted  outstanding       Shares Voted      outstanding
                                                             For         Shares     Withhold Authority       Shares
                                                        ------------  ------------  ------------------    ------------
William G. Barker, Jr. . . . . . . . . . . . . . . . .   10,859,149       68.5           1,399,019             8.9
George H. Chittenden*. . . . . . . . . . . . . . . . .   10,874,973       68.7           1,383,195             8.7
Nobuo Katayama . . . . . . . . . . . . . . . . . . . .   10,866,288       68.6           1,391,880             8.8
Chor Weng Tan. . . . . . . . . . . . . . . . . . . . .   10,882,187       68.7           1,375,981             8.7
Arthur R. Taylor . . . . . . . . . . . . . . . . . . .   10,860,561       68.6           1,397,607             8.8
John F. Wallace. . . . . . . . . . . . . . . . . . . .   10,879,253       68.7           1,378,915             8.7


      2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund:

                                             %of                                %of                             %of
                       Shares Voted      outstanding     Shares Voted       outstanding       Shares        outstanding
                            For            Shares           Against           Shares         Abstained        Shares
                       ------------     ------------     ------------       ------------     ---------      ------------
                        11,044,952          69.7           1,155,422            7.3           57,794            0.4

      3. To approve new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc.:

                                             %of                                %of                             %of
                       Shares Voted      outstanding     Shares Voted       outstanding      Shares         outstanding
                            For            Shares        Against              Shares        Abstained         Shares
                       ------------     -------------  ---------------      ------------    ----------      ------------
                        10,898,032          68.8           1,272,760            8.0          87,376             0.6

      4. To approve a new Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset
         Management Co., Ltd.:
                                             %of                                %of                             %of
                       Shares Voted      outstanding     Shares Voted       outstanding       Shares        outstanding
                            For            Shares           Against           Shares         Abstained        Shares
                       ------------     -------------   --------------     -------------     ---------      ------------
                        10,884,685          68.7           1,273,470            8.0           100,013           0.7

      5. To amend the Fund's principal investment in Japanese over-the-counter market:

                                             %of                                %of                             %of
                       Shares Voted      outstanding     Shares Voted       outstanding       Shares        outstanding
                            For            Shares        Against              Shares         Abstained        Shares
                       ------------      -----------     -------------      -----------     ----------      -----------
                         7,935,030          50.1           1,200,505            7.6           84,635            0.5


*     Mr. Chittenden passed away in September, 2000.

                                                                                ==================================
BOARD OF DIRECTORS
William G. Barker, Jr.
Nobuo Katayama
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS
Nobuo Katayama, President
Keisuke Haruguchi, Vice President
David G. Stoeffel, Vice President
John J. Boretti, Secretary and Treasurer
Rita Chopra, Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
180 Maiden Lane
New York, New York 10038-4936                                                                 JAPAN
Internet Address
www.nomura-asset.com

INVESTMENT ADVISOR                                                                         OTC Equity
Nomura Asset Management Co., Ltd.
1-14, 2-chome Nihonbashi, Chuo-ku,                                                         Fund, Inc.
Tokyo 103-8260, Japan

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER
AGENT AND REGISTRAR
State Street Bank and Trust Company
P.O. Box 8209
Boston, Massachusetts 02266-8209

COUNSEL
Brown 8c Wood LLP
One World Trade Center
New York, New York 10048-0557

INDEPENDENT ACCOUNTANTS                                                                 SEMI-ANNUAL REPORT
PricewaterhouseCoopers LLP
1177 Avenue of the Americas                                                              AUGUST 31 2000
New York, New York 10036-2798

JAPAN OTC EQUITY FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936
----------------------------------

This Report, including the Financial Statements, is transmitted to the Shareholders of Japan OTC Equity Fund,
Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

The accompanying Financial Statements, including the Schedule of Investments,  have not been examined by the Fund's independent accountants. PricewaterhouseCoopers LLP, and accordingly, they express no opinion thereon.
                                                                                =================================================

